UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2015

ROFIN-SINAR TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21377	38-3306461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40984 Concept Drive, Plymouth, MI		48170
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (734) 455-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 21, 2015 Rofin-Sinar Technologies Inc. issued a press release announcing that Chief Executive Officer Thomas Merk and Chief Financial Officer Ingrid Mittelstädt will participate in the Longbow Research Industrial Manufacturing & Technology Conference in New York, NY, on Tuesday, September 1, 2015.

The Company has since updated its investor presentation, to be used at the conference. The new investor presentation materials have been posted on the investor relations section of the Company's website at www.rofin.com.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release Of Rofin-Sinar Technologies Inc. dated August 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rofin-Sinar Technologies Inc.
(Registrant)

By: /s/ Cindy Denis
Cindy Denis
Secretary

Date: August 31, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 21, 2015, reporting the Company's attendance at the Longbow Research Industrial Manufacturing & Technology Conference.